SunAmerica Strategic Investment Series, Inc.

Supplement to the Prospectus dated November 16, 2001


Effective January 1, 2002, AIG Global Investment Corp. ("AIGGIC"), an affiliate of American General Investment Management, L.P. ("AGIM"), will take on all duties of AGIM as part of an internal reorganization. Accordingly, AIGGIC will replace AGIM as subadviser to the SunAmerica Stock Index Fund. This reorganization does not materially affect the investment management of the Fund. Accordingly, all references to "AGIM" are to be replaced with "AIGGIC."

Under the section entitled "Fund Management"- on page 28 of the Prospectus, the second full paragraph under the subtitle "SunAmerica Stock Index Fund" should be replaced in its entirety with the following:

AIG Global Investment Corp. ("AIGGIC"), Subadviser to the SunAmerica Stock Index Fund, is located at 175 Water Street, New York, NY 10038, and is responsible for the investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. As of September 30, 2001, AIGGIC and its affiliated companies had approximately $303.2 billion under management. SunAmerica, and not the Fund, compensates AIGGIC for its services.